DRIEHAUS MUTUAL FUNDS
Driehaus Emerging Markets Growth Fund
Supplement dated June 19, 2008 to
Prospectus dated May 1, 2008
This Supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
Effective immediately, the Driehaus Emerging Markets Growth Fund (the “Fund”) will reopen to new investors. The Fund has been closed to most new investors since January 8, 2007. Accordingly, the reference on page 6 of the Prospectus to the Fund being closed is hereby removed. In addition, the last sentence of the first paragraph under “General Purchase Information” on page 33 of the Prospectus is hereby removed as are the three paragraphs on page 34 of the Prospectus under the heading “Driehaus Emerging Markets Growth Fund.”
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
For more information, please call the Driehaus Mutual Funds at (800) 560-6111.